UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington D.C., 20549

                                 Form 8-K/A
                             (Amendment No. 1)

                              CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported)  July 25, 2008

                    Commission File Number: 000-51861

                                 EZJR, INC.
                  --------------------------------------------
                 (Name of small business issuer in its charter)

                   Nevada                         20-0667864
      ----------------------------------   --------------------------
      (State or other jurisdiction of        (I.R.S. Employer
       incorporation or organization)        Identification No.)

             3415 Ocatillo Mesa Way, North Las Vegas, NV  89031
      ----------------------------------------------------------------
        (Address of principal executive officers, including Zip Code)

                               (702) 631-4251
                    -------------------------------------
                         (Issuer's Telephone Number)

                                N/A
-------------------------------------------------------------------------
(Former name, former address, and former fiscal year, if changed since last report)

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


ITEM 1.01  Entry into a Material Definitive Agreement

On July 25, 2008, EZJR, Inc., ("EZJR") a Nevada corporation and IVPSA Corporation, ("IVP") a Nevada corporation entered into to an Acquisition Agreement and Plan of Merger (the "Merger Agreement") whereby IVP has acquired all the outstanding shares of common stock of EZJR from its sole stockholder in an exchange for $4,000 cash in a transaction where IVP is the successor corporation.

The Merger was approved by the unanimous consent of the Board of Directors of EZJR on July 25, 2008.

Pursuant to Rule 12g-3(g) of the General Rules and Regulations of the securities and Exchange Commission, IVP is the successor issuer to EZJR for reporting purposes under the Securities Exchange Act of 1934, as amended (the "Act"). The purpose of this transaction was for IVP to succeed to the registration status of EZJR under the Exchange Act pursuant to Rule 12g-3. EZJR, a reporting company was not engaged in any business. It was incorporated for the purpose of becoming a fully reporting company and subsequently finding a merger candidate. IVP director and officer became the director and officer of the Surviving Corporation. The sole director and officer of EZJR resigned. Pursuant to the Acquisition Agreement and Plan of Merger the Articles and By-laws of IVP become the Articles and By-Laws of the Surviving Corporation.

A copy of the Merger Agreement and Certificate of Merger are filed as exhibits to this Current Report and are incorporated in its entirety herein. (See Exhibit 2.1 entitled "Acquisition Agreement and Plan of Merger.")

ITEM 2.01  Completion of Acquisition or Disposition of Assets

The consideration exchanged pursuant to the Merger Agreement was negotiated between EZJR and IVP. In evaluating the Merger, EZJR, a non-operating company valued its stock at par value $0.001. In evaluating EZJR, IVP placed a primary emphasis on EZJR status as a reporting company under Section 12(g) of the Securities Exchange Act of 1934, as amended, and EZJR's facilitation of IVP's becoming a reporting company under the Securities Exchange Act.

EZJR BUSINESS
-------------

The Company has been a "blank check" company since inception and has conducted virtually no business operations other than organizational activities, preparation of a registration statement, and maintained its fully reporting status. Its business plan is to seek, investigate, and, if warranted, acquire a business, and to pursue other related activities intended to enhance shareholder value.

The Company has one part-time employee, who serves as the Company's sole officer/director. The Company owns no real estate or personal property.

IVPSA CORPORATION BUSINESS
--------------------------

IVPSA Corporation is a developmental medical device company which plans to produce medical devices, utilizing the services contract manufacturing facilities. IVP does not have the resources to conduct any required clinical trails to obtain FDA approval. Therefore, IVP plans to outsource this task to third parties who have the facilities to conduct any required clinical trials. IVP also plans to subcontract the manufacturing and production process of any future medical device to a FDA approved contract manufacturing facility which can produce sterile medical devices under Good Manufacturing Practices. The company plans to distribute its product(s) into the marketplace through medical supply wholesalers, hospitals and health maintenance organizations.

Exclusive Option Agreement
--------------------------

IVP entered into an "Exclusive Option Agreement" with the Cleveland Clinic, Cleveland, Ohio, on March 15, 2007 to investigate and conduct due diligence with respect to the commercial viability of the licensable technology prior to executing a formal License Agreement. The technology consists of a central line catheter with the ability to access the jugular bulb. The jugular bulb is part of the internal jugular vein that collects the blood from the brain, from the superficial parts of the face, and from the neck. This catheter was invented by a physician at the Cleveland Clinic. The Company paid the Cleveland Clinic, a nonrefundable fee of $46,000 for this exclusive option agreement. The agreement terminates in March, 2009, or it can terminate upon a material breach of either party, whereby the defaulting party has 30 days
to cure to avoid the breach.   Further, either party may terminate this
agreement at any time prior to the expiration of the option period, by providing thirty (30) days written notice of same to the non-terminating party. Prior to the termination of this agreement, IVPSA must either renew this option agreement or enter into a licensing agreement with the Cleveland Clinic. Failure to do so, will result in a loss of this Exclusive Option Agreement, and a loss of time, money, and resources expended on this project.


Central line catheter product
-----------------------------

Most patients in the neuro critical care setting as well as patients undergoing neurovascular procedures receive a central line catheter. Jugular bulb oxygen saturation monitoring is a well established method used in neurosurgical intensive care, particularly in context of head injury.
Jugular Bulb Saturation measures the efficiency of oxygen use by the brain.


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


Currently, catheters for measuring jugular venous oxygen saturation are inserted into the jugular vein in a cephalad (toward the head) direction, with an catheter accessing the jugular bulb. The cephalad method is complex, time-consuming and could lead to complications. Traditionally, anesthesiologists and critical care physicians use caudad (toward the feet) catheter insertion to access the central venous system. The fear of complications with introducing a catheter towards the brain has discouraged the clinicians in using this monitoring method.

A potential benefit that might be achieved after the development of this catheter will provide anesthesiologists a method for double catheterization (inserting both caudad and cephalad catheters) all within one catheter. It other words, this design provides for one catheter to monitor a patient's vital signs, as compared to using two catheters for the same meansurements.

This proposed catheter will give access to the blood exiting the brain that can which can help the anesthesiologist monitor brain metabolism and its byproducts. Such information is important to neuro-critical care units and intracranial vascular surgical procedures. This method has also been suggested for monitoring the brain in cardiac surgical procedures.


Prototype Development
---------------------

IVP's progress in the evaluation of this central line catheter is contingent on developing a prototype. This needs to be a working prototype that can be readily duplicated by a contract manufacturer at a reasonable price. In November, 2007, IVP signed a purchase order with Interplex Medical LLC of Midford, OH, to help the Company develop this working prototype. The terms of the purchase order require that IVP pays up to $25,000 for the development of a prototype catheter. Their engineers have begun the process to build this prototype. They are working closely with the physician inventor from the Cleveland Clinic. The major hurdle in this evaluation is whether or not a working prototype can be built and can easily be replicated with a contract manufacturer. If a working prototype cannot be built, there would be no reason to proceed in attempting to bring this medical device to the market.

FDA Approval Process
--------------------

An investigational device exemption ("IDE") allows the investigational device to be used in a clinical study in order to collect safety and effectiveness data required to support a Premarket Approval ("PMA") application or a Premarket Notification submission to Food and Drug Administration ("FDA"). Clinical studies are most often conducted to support a PMA. Investigational use also includes clinical evaluation of certain modifications or new intended uses of legally marketed devices. All clinical evaluations of investigational devices, unless exempt, must have an approved IDE before the study is initiated. Clinical evaluation of devices that have not been cleared for marketing requires:

     o an IDE approved by an institutional review board (IRB). If the study involves a significant risk device, the IDE must also be approved by FDA;

     o  informed consent from all patients;

     o  labeling for investigational use only

     o  monitoring of the study and;

     o  required records and reports.

In order to conduct a significant risk device study, IVP must:

     o submit a complete IDE application to FDA for review and obtain FDA approval of the IDE;

     o submit the investigational plan and report of prior investigations and to the IRB at each institution where the investigation is to be conducted for review and approval; and

     o select qualified investigators, provide them with all necessary information on the investigational plan and report of prior investigations, and obtain signed investigator agreements from them.



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


Once an IDE application is approved, the following requirements must be met in order to conduct the investigation in compliance with the IDE regulation:

     o Labeling - The device must be labeled in accordance with the labeling provisions of the IDE regulation and must bear the statement "CAUTION Investigational Device. Limited by Federal (or United States) law to investigational use."

     o Distribution - Investigational devices can only be distributed to qualified investigators.

     o Informed Consent - Each subject must be provided with and sign an informed consent form before being enrolled in the study.

     o Monitoring - All investigations must be properly monitored to protect the human subjects and assure compliance with approved protocols.

     o Commercialization, promotion, and misrepresentation of an investigational device and prolongation of the study are prohibited.

     o Records and Reports - Sponsors and investigators are required to maintain specified records and make reports to investigators, IRBs, and FDA.


IVP Funding Requirements
------------------------

IVP does not have the required capital or funding to complete this initial project. Management anticipates IVP will require at least $500,000 to complete to perform the required FDA studies and produce inventory. The Company has yet to source this funding.

Future funding could result in potentially dilutive issuances of equity securities, the incurrence of debt, contingent liabilities and/or amortization expenses related to goodwill and other intangible assets, which could materially adversely affect the Company's business, results of operations and financial condition. Any future acquisitions of other businesses, technologies, services or product(s) might require the Company to obtain additional equity or debt financing, which might not be available on terms favorable to the Company, or at all, and such financing, if available, might be dilutive.

Competition
-----------

The medical device industry is highly competitive. Factors contributing to the industry's increasingly competitive market include regulatory changes, product substitution, technological advances, and the entrance of new competitors.

Most all of IVP's competitors have significantly greater financial, marketing, other resources, and larger customer bases than IVP has and are more financially leveraged. As a result, these competitors may be able to adapt changes in customer requirements more quickly; introduce new and more innovative products more quickly; better adapt to downturns in the economy or other decreases in sales; better withstand pressure for cancelled services, take advantage of acquisition and other opportunities more readily; devote greater resources to the marketing and sale of their products; and adapt more
aggressive pricing policies.   All of which may contribute to intensifying
competition and may affect IVP's future revenue growth.


Employees
---------

IVP has no employees other than its President. He plans to devote 5-10 hours per week of his time to IVP's business. All functions including development, strategy, negotiations and clerical work is being provided by the sole officer/director on a voluntary basis, without compensation.


                                 RISK FACTORS
                                 ------------

                         RISK FACTORS RELATING TO IVP
                         ----------------------------

1. Since IVP is a development stage medical device company, IVP has generated no revenues, and there are no assurances that its business plan will be successful.

IVP company was incorporated on August 14, 2006, IVP was a spin off of Eaton Laboratories, which was incorporated February 2, 2000; IVP has realized no revenues. IVP has no solid operating history upon which an evaluation of its future prospects can be made. Based upon current plans, IVP expects to incur operating losses in future periods as IVP incurs significant expenses associated with the initial startup of its business. Further, there are no assurances that IVP will be successful in realizing revenues or in achieving or sustaining positive cash flow at any time in the future. Any such failure could result in the possible closure of IVP's business or force the Company to seek additional capital through loans or additional sales of the Company's equity securities to continue business operations, which would dilute the value of any shares owned by the Company's shareholders.

2. If IVP's business plan is not successful, IVP may not be able to continue operations as a going concern and its stockholders may lose their entire investment in IVP.

As discussed in the Notes to Financial Statements included in this Current Report, at June 30, 2008, IVP had no working capital. IVP had a net loss of approximately $(63,691) for the period August 14, 2006 (inception) to June 30, 2008.

These factors raise substantial doubt that IVP will be able to continue operations as a going concern, and IVP's independent auditors included an explanatory paragraph regarding this uncertainty in their report on the financial statements for the period August 14, 2006 (inception) to June 30, 2008. IVP's ability to continue as a going concern is dependent upon generating cash flow sufficient to fund operations and reducing operating expenses. IVP's business plan may not be successful in addressing these issues. If IVP cannot continue as a going concern, its stockholders may lose their entire investment in IVP.

3.  IVP expects losses in the future because IVP has no revenue.

IVP has generated no revenues, management expects losses over the next twelve
(12) months since there are no revenues to offset the expenses associated in executing IVP's business plan. IVP cannot guarantee that it will ever be successful in generating revenues in the future. IVP recognizes that if the Company is unable to generate revenues, it will not be able to earn profits or continue operations as a going concern. There is no history upon which to base any assumption as to the likelihood that the Company will prove successful, and IVP can provide selling shareholders with no assurance that it will generate any operating revenues or ever achieve profitable operations.


4. Since IVP's officer does not devote his full time to the Company, his other activities could slow down IVP's operations.

T J Jesky, the sole officer of IVP does not devote all of his time to the Company's operations. He is semi-retired and devotes his time to his family
and personal activities.   Therefore, it is possible that a conflict of
interest with regard to his time may arise based on his involvement in other activities. His other activities will prevent him from devoting full-time to IVP's operations which could slow IVP's operations and may reduce its financial results because of the slow down in operations.

The President and Director of the company, currently devotes approximately 5-10 hours per week to company matters. The responsibility of developing the company's business, and fulfilling the reporting requirements of a public company all fall upon Mr. Jesky. Mr. Jesky was the former President of Eaton Laboratories, the Company that spun off IVPSA Corporation. IVP has not formulated a plan to resolve any possible conflict of interest with his other business activities. Mr. Jesky intends to limit his role in his other activities and devote more of his time to IVPSA Corporation after the Company attain a sufficient level of revenue and is able to provide sufficient officers' salaries per its business plan. In the event he is unable to fulfill any aspect of her duties to the company, IVP may experience a shortfall or complete lack of sales resulting in little or no profits and eventual closure of the business.

5. IVP's sole officer, Mr. T J Jesky, has no prior experience in running a medical device company.

IVP's sole executive officer has no experience in operating a medical device company prior to IVPSA Corporation. Mr. Jesky did serve as President of Eaton Laboratories from February 2, 2000 (inception) until March 2007. Due to his lack of experience in running a medical device company, the executive officer may make wrong decisions and choices regarding key decisions on behalf of the Company. Consequently, IVP may suffer irreparable harm due to management's lack of experience in this industry.


6. If IVP is unable to obtain additional funding, its business operations will be harmed. Even if IVP does obtain additional financing its then existing shareholders may suffer substantial dilution.

As of August 31, 2007, IVP had no working cash nor equivalents. IVP needs at least five hundred dollars ($500,000) in order to obtain FDA (Food and Drug Administration) approval to market its potential medical device. IVP determined that $500,000 is needed for: 1) engineering design and specifications of the medical device; 2) production of the medical devise;
3) FDA application process; 4) conducting the necessary FDA studies; and 5) producing a working inventory of the medical device.

The company has yet to find sourcing for this endeavor. The Company has initial plans to develop a catheter medical device. The regulatory requirements of the FDA will be capital intensive, this project will also require a larger working capital basis to maintain adequate inventories of the approved product. This need for additional funds will be derived from future stock offerings. These future offerings could significantly dilute the value of any previous investor's investment. If and when FDA approval can be obtained for this product, the Company will be required to produce product for distribution. The company anticipates that its budge for $500,000 will include retail inventory of the medical device.

There are no guarantees given that the Company will be able to find the necessary financing or the necessary financing will be available, if required or if available, will be on terms and conditions satisfactory to management. The above outlined capital problems which could significantly affect the value of any Common Shares and could result in the loss of an investor's entire investment.

7. IVP may not be able to raise sufficient capital or generate adequate revenue to meet its obligations and fund its operating expenses.

Failure to raise adequate capital and generate adequate sales revenues to meet IVP's obligations and develop and sustain its operations could result in reducing or ceasing IVP's operations. Additionally, even if IVP does raise sufficient capital and generate revenues to support its operating expenses, there can be no assurances that the revenue will be sufficient to enable IVP to develop business to a level where it will generate profits and cash flows from operations. These matters raise substantial doubt about IVP's ability to continue as a going concern. IVP's independent auditors currently included an explanatory paragraph in their report on the financial statements regarding concerns about IVP's ability to continue as a going concern.

8. IVP may not be able to compete with larger medical device companies, the majority of whom have greater resources and experience than IVP does.

The Company has no way of knowing that other companies may be working on bringing the same medical device into the market. In order to obtain FDA approval to market a medical device, it can take almost a twelve (12) to eighteen (18) months to obtain approval from the FDA. And, there is no way to know if someone else has submitted similar paperwork beforehand. Therefore, there is always a possibility that similar medical device may enter the market before IVP's licensed product.

Many of the Company's competitors are significantly larger and have substantially greater financial, distribution, marketing and other resources and have achieved better recognition for their brand names for product lines or certain products than the Company. There is no assurance that the Company will be able to compete successfully against present or future competitors or that competitive pressures faced by the Company will not have a material adverse effect on the Company.

9. If IVP receives regulatory approval IVP will also be subject to ongoing FDA obligation and continued regulatory review.

Any regulatory approvals that IVP receives for its products may also be subject to limitations on the indicated uses for which the product may be marketed or contain requirements for potentially costly post-marketing follow-up studies. In addition IVP or its third party manufacturers may be required to undergo a pre-approval inspection of manufacturing facilities by the FDA and foreign authorities before obtaining marketing approval and will be subject to periodic inspection by the FDA and corresponding foreign regulatory authorities under reciprocal agreements with the FDA. Such inspections may result in compliance issues that could prevent or delay marketing approval or require the expenditure of money or other resources to correct noncompliance.

If a regulatory agency discovers previously unknown problems with a product, such as adverse events of unanticipated severity or frequency, or problems with the facility where the product is manufactured, a regulatory agency may impose restrictions on that product, IVP's collaborators, or IVP, including requiring withdrawal of the product from the market. IVP's product candidates will also be subject to ongoing FDA requirements for the labeling, packaging, storage, advertising, promotion, record-keeping, and submission of safety and other post-market information on the drug. If IVP's product candidates fail to comply with applicable regulatory requirements, a regulatory agency may:

     o    issue warning letters;

     o    impose civil or criminal penalties;

     o    withdraw regulatory approval;

     o    suspend any ongoing clinical trials;

     o refuse to approve pending applications or supplements to approved applications filed by IVP or IVP's collaborators;

     o impose restrictions on operations, including costly new manufacturing requirements; or

     o    seize or detain products or require a product recall.


If IVP fails to comply with applicable domestic regulatory requirements, IVP may be subject to fines, suspension or withdrawal of regulatory approvals, product recalls, seizure of products, operating restrictions, and criminal prosecution.

10. IVP faces the risk of not being able to comply with each of the steps in the FDA pre-marketing approval process.

If IVP is successful in raising the required funds to develop its first medical device, there are no assurances that the Company can comply with the required steps in the FDA pre-marketing approval process. This includes compiling studies accepted by FDA to their satisfaction. Failure to do so, would result in compiling new studies at an added expense to the Company.
The Company may not have the required funds to repeat FDA compliance studies. This would mean IVP would either need to seek more funding or close its business operations.

11.  The FDA approval process can be very lengthy and uncertain

Upon the completion of the required testing, analysis of the testing, and producing an actual manufacturing lot of the product, the Company will be ready to submit an Application to the FDA for their review and comment. IVP expects this process could take eleven months after IVP obtains funding, just to produce the required data for a Submission Application. Once the Application is received by the FDA, they have 180 days to respond to an Application. At that time, based on the data provide, they will most likely comment on the Application in that they will require clarification or more data. The Company expects the FDA approval process to last between 10-12 months. If the FDA requires additional data following the review of IVP's Application, this will require additional expense and loss of time to bring its product to the market. There exists an uncertainty on how long the actual FDA approval process will taken, as they may require additional information. This uncertainty can adversely effect when IVP can bring the final product to the marketplace.


12. To be successful, medical device(s) must be accepted by health care professionals, who can be very slow to adopt or unreceptive to new technologies and products.

IVP's future medical devices, if approved for marketing, may not achieve market acceptance since hospitals, physicians, patients or the medical community in general may decide to not accept and utilize these products. The product candidates that IVP is attempting to develop represent substantial departures from established treatment methods and will compete with a number of more conventional drugs and therapies manufactured and marketed by major medical device companies. The degree of market acceptance of any of our developed products will depend on a number of factors, including:

     o the establishment and demonstration to the medical community of the clinical efficacy and safety of IVP's product candidates;

     o the ability to create products that are superior to alternatives currently on the market, including in terms of pricing and cost-effectiveness, relative convenience, and ease of administration;

     o    the prevalence and severity of adverse side effects; and

     o the ability to establish in the medical community the potential advantage of IVP's medical device over alternative medical devices.

If the health care community does not accept IVP's products for any of the foregoing reasons, IVP's revenues from the sale of any approved product would be significantly reduced.

13. If IVP is unable to obtain and maintain patent and other intellectual property ownership rights relating to the development medical devices, then the Company may not be able to sell any medical devices, which would have a material adverse impact on IVP's results of operations and the price of the Company's common stock.

IVP currently does not own any right, title or interest in any patent application for any medical device. If in the future IVP does file a patent application, there are no assurances that it will not be successfully challenged or circumvented by competitors or others. IVP has no assurance that the United States Patent and Trademark Office will issue the Patent or that the scope of any claims granted in an issued patent will provide broad protection or a competitive advantage to us. If the Patent fails to issue in sufficient scope or at all, or if the patent issues but IVP fails to maintain and enforce IVP's rights in the issued patent, or if IVP fails to maintain and protect its rights in other intellectual property, including know-how, trade secrets and trademarks, such failures, individually and in the aggregate, could have a material adverse effect upon IVP's business prospects, financial condition and results of operations. If such patents issue, they will be presumed valid, but there is no assurance that they will not be successfully challenged or circumvented by competitors or others.

IVP also relies upon trade secrets and other unpatented proprietary technology. No assurance can be given that the Company can meaningfully protect its rights with regard to such unpatented proprietary technology or that competitors will not duplicate or independently develop substantially equivalent technology.


14. The reimbursement status of newly approved healthcare products and treatments is no established and failure to obtain adequate reimbursement could limit IVP's ability to market any products the Company may develop.

IVP's ability to commercialize its product candidates in domestic markets successfully will depend in part on the extent to which governmental authorities, private health insurers, managed care programs, and other organizations establish appropriate coverage and reimbursement levels for the cost of IVP's products and related treatments. There is significant uncertainty related to the reimbursement of newly approved medical devices. Third party payors are increasingly attempting to contain healthcare costs And challenging the prices charged for medical products and services, both by limiting coverage and by reducing the level of reimbursement for medical devices. For example, the trend toward managed health care in the United States, which could significantly influence the purchase of health care services and products, as well as legislative proposals to reform health care or reduce government insurance programs, may result in lower prices for the product candidates or exclusion of any product candidates from coverage and reimbursement programs. If third parties fail to provide adequate reimbursement for IVP's products, consumers and health care providers may choose not to use IVP's products, which could significantly reduce IVP's revenues from the sale of any approved product and prevent IVP from realizing an acceptable return on the Company's investment in product development.

15. IVP has no commercial production capability and IVP may encounter production problems or delays, which could result in lower revenues.

To date, IVP has not produced any product. To achieve anticipated customer demand levels IVP will need to find suppliers who can contract manufacturer the products for the Company and provide the Company with adequate levels of inventory. IVP's contract manufacturers may not be able to maintain acceptable quality standards. If IVP cannot achieve the required level and quality of production, the Company may need to outsource production or rely on licensing and other arrangements with third parties. IVP may not be able to successfully outsource its production or enter into licensing or other arrangements under acceptable terms with these third parties, which could adversely affect its business. IVP's inability to identify potential manufacturers, or to enter into or maintain agreements with them on acceptable terms, could delay or prevent the commercialization of its products, which would adversely affect its ability to generate revenues and could prevent the Company from achieving or maintaining profitability. In addition reliance on third-party manufacturers could reduce IVP's gross margins and expose the Company to the risks inherent in relying on others. IVP may also encounter problems with production yields, shortages of qualified personnel, production costs, and the development of advanced manufacturing techniques and process controls.

16. IVP will be required to comply with Good Manufacturing Requirements, and its failure to do so may subject the Company to fines and other penalties.

IVP, or its other third party manufacturers of its products must comply with current good manufacturing practice, or cGMP, requirements demanded by customers and enforced by the FDA through its facilities inspection program.

These requirements include quality control, quality assurance, and the maintenance of records and documentation. IVP, its collaborators, or other third party manufacturers of IVP's products may be unable to comply with these cGMP requirements and with other FDA, state, and foreign regulatory requirements. These requirements may change over time and IVP, or third party manufacturers, may be unable to comply with the revised requirements.
A failure to comply with these requirements may result in fines and civil penalties, suspension of production, suspension or delay in product approval, product seizure or recall, or withdrawal of product approval. If the safety of any quantities supplied by third-parties is compromised due to their failure to adhere to applicable laws or for other reasons, IVP may not be able to obtain regulatory approval for, or successfully commercialize, product candidates that the Company may develop.


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


17. IVP may incur substantial liabilities from any product liability claims, including claims made against third parties IVP has agreed to indemnify.

IVP faces an inherent risk of product liability exposure related to the testing of its product candidates in human clinical trials, and will face an even greater risk if the Company sells its product candidates commercially. An individual may bring a liability claim against the Company if one of its product candidates causes, or merely appears to have caused, an adverse effect or injury. These risks will exist even for products developed that may be cleared for commercial sale. If IVP cannot successfully defend itself against any product liability claims, IVP may incur substantial liabilities. Regardless of merit or eventual outcome, liability claims may result in any one or a combination of the following:

     o    injury to IVP's reputation;

     o    withdrawal of clinical trial participants;

     o    costs of related litigation;

     o    substantial monetary awards to patients or other claimants;

     o    decreased demand for IVP's product candidates;

     o    loss of revenues; and

     o    the inability to commercialize IVP's product candidates.


IVP intends to secure limited product liability insurance coverage, but the Company may not be able to obtain such insurance on acceptable terms with adequate coverage, or at reasonable or affordable costs. The amount of insurance coverage IVP obtains may not be adequate to protect the Company from all liabilities. IVP may not have sufficient resources to pay for any liabilities resulting from a claim beyond the limit of, or excluded from, its insurance coverage.

18. IVP's exclusive option agreement with the Cleveland Clinic is scheduled to expire on April 14, 2009.

IVP has entered into an exclusive option agreement with the Cleveland Clinic to develop a medical device. This option agreement is due to expire on April 14, 2009. This option may be terminated by either party at any time prior to the expiration of the option period, by providing thirty (30) days written notice of same to the non-terminating party. If IVP is unable to renew this agreement, the Company would have no rights to any technology to develop products. This option is not automatically renewable. If at the termination of this Agreement, the Cleveland Clinic does not allow IVP to renew this option agreement or covert this agreement into a licensing agreement, the Company will lose its total investment and the time devoted to the development of the catheter developed by a physician at the Cleveland Clinic. This is a substantial risk to the Company. Unless IVP can identify a replacement product(s), such as another medical device or another business strategy, IVP would need to close IVP's business operations.

19. IVP's sole officer/director and largest shareholder own a controlling interest in IVP's voting stock and selling shareholders will not have any voice in the Company's management, which could result in decisions adverse to IVP's general shareholders.

IVP's sole officer/director and its second largest stockholder, in the aggregate, beneficially own approximately or have the right to vote approximately 68.9% of IVP's outstanding common stock. As a result, these two stockholders, acting together, will have the ability to control substantially all matters submitted to IVP's stockholders for approval including:

a) election of IVP's board of directors;

b) removal of any of IVP's directors;

c) amendment of IVP's Articles of Incorporation or bylaws; and

d) adoption of measures that could delay or prevent a change in control or impede a merger, takeover or other business combination involving us.

As a result of their ownership and positions, these two individuals have the ability to influence all matters requiring shareholder approval, including the election of directors and approval of significant corporate transactions. In addition, the future prospect of sales of significant amounts of shares held by IVP's director and executive officer could affect the market price of its common stock if the marketplace does not orderly adjust to the increase in shares in the market and the value of shareholder investment in the company may decrease. Management's stock ownership may discourage a potential acquirer from making a tender offer or otherwise attempting to obtain control of IVP, which in turn could reduce the stock price or prevent the stockholders from realizing a premium over the stock price.

                     RISKS RELATING TO IVP'S COMMON SHARES
                     -------------------------------------

20. IVP may, in the future, issue additional common shares, which would reduce selling shareholders' percent of ownership and may dilute IVP's share value.

The future issuance of common stock may result in substantial dilution in the percentage of IVP's common stock held by IVP's then existing shareholders. IVP may value any common stock issued in the future on an arbitrary basis. The issuance of common stock for future services or acquisitions or other corporate actions may have the effect of diluting the value of the shares held by IVP's selling shareholders, and might have an adverse effect on any trading market for IVP's common stock.

21. IVP's common shares are subject to the "Penny Stock" Rules of the SEC and the trading market in IVP's securities is limited, which makes transactions in IVP's stock cumbersome and may reduce the value of an investment in IVP's stock.

The Securities and Exchange Commission has adopted Rule 15g-9 which establishes the definition of a "penny stock," for the purposes relevant to us, as any equity security that has a market price of less than $5.00 per share or with an exercise price of less than $5.00 per share, subject to certain exceptions.

For any transaction involving a penny stock, unless exempt, the rules require: (a) that a broker or dealer approve a person's account for transactions in penny stocks; and (b) the broker or dealer receive from the investor a written agreement to the transaction, setting forth the identity and quantity of the penny stock to be purchased.

In order to approve a person's account for transactions in penny stocks, the broker or dealer must: (a) obtain financial information and investment experience objectives of the person; and (b) make a reasonable determination that the transactions in penny stocks are suitable for that person and the person has sufficient knowledge and experience in financial matters to be capable of evaluating the risks of transactions in penny stocks.


The broker or dealer must also deliver, prior to any transaction in a penny stock, a disclosure schedule prescribed by the Commission relating to the penny stock market, which, in highlight form: (a) sets forth the basis on which the broker or dealer made the suitability determination; and (b) that the broker or dealer received a signed, written agreement from the investor prior to the transaction. Generally, brokers may be less willing to execute transactions in securities subject to the "penny stock" rules. This may make it more difficult for selling shareholders to dispose of IVP's Common shares and cause a decline in the market value of IVP's stock.

Disclosure also has to be made about the risks of investing in penny stocks in both public offerings and in secondary trading and about the commissions payable to both the broker-dealer and the registered representative, current quotations for the securities and the rights and remedies available to an investor in cases of fraud in penny stock transactions. Finally, monthly statements have to be sent disclosing recent price information for the penny stock held in the account and information on the limited market in penny stocks.


22. There is no current trading market for IVP's securities and if a trading market does not develop, purchasers of IVP securities may have difficulty selling their shares.

There is currently no established public trading market for IVP's securities and an active trading market in IVP's securities may not develop or, if developed, may not be sustained.


23. Because IVP does not intend to pay any cash dividends on its common stock, the Company's stockholders will not be able to receive a return on their shares unless they sell them.

IVP intends to retain any future earnings to finance the development and expansion of its business. IVP does not anticipate paying any cash dividends on its common stock in the foreseeable future. Unless IVP pays dividends, its stockholders will not be able to receive a return on their shares unless they sell them. There is no assurance that stockholders will be able to sell shares when desired.

24. IVP may issue shares of preferred stock in the future that may adversely impact shareholder rights as holders of the Company's common stock.

IVP's articles of incorporation authorize the Company to issue up to 5,000,000 shares of preferred stock. Accordingly, the board of directors will have the authority to fix and determine the relative rights and preferences of preferred shares, as well as the authority to issue such shares, without further stockholder approval. As a result, the board of directors could authorize the issuance of a series of preferred stock that would grant to holders preferred rights to its assets upon liquidation, the right to receive dividends before dividends are declared to holders of IVP's common stock, and the right to the redemption of such preferred shares, together with a premium, prior to the redemption of the common stock. To the extent that IVP does issue such additional shares of preferred stock, the shareholders rights as holders of common stock could be impaired thereby, including, without limitation, dilution of shareholder ownership interests in IVP. In addition, shares of preferred stock could be issued with terms calculated to delay or prevent a change in control or make removal of management more difficult, which may not be in the best interest as holders of common stock.

CURRENT DIRECTORS
-----------------

The names, ages and positions of the Company's director and executive officer here follows:

Name                         Age   Positions and Offices Held
---------------              ---   --------------------------
T J Jesky                    61    President, Secretary and Director


Work Histories
--------------

T J Jesky, President and Chief Executive Officer, Director

The Company is managed by T J Jesky, who has 22-years experience in the pharmaceutical industry. He is a former Division Manager for Procter & Gamble Pharmaceuticals. He began his pharmaceutical career in 1973 with Norwich Pharmacal, whose headquarters were based in Norwich, New York. This company subsequently changed its name to Norwich Eaton, and in 1981 it was purchased by Procter & Gamble. Norwich Eaton subsequently changed its name to Procter & Gamble Pharmaceuticals. Mr. Jesky held various positions in the company, including but not limited to: District Manager, Key Account Manager, Hospital Manager, Region Manager, Division Manager for U.S., Canada and Puerto Rico. He resigned from Procter & Gamble in 1995. He became President, CEO and sole stockholder of Studebaker's, Inc. a restaurant/nightclub and real estate holding company in Arizona. He privately sold this business in 1997. In 1997 through 1998, he owned and operated a restaurant consulting business, named Ionosphere, Inc. In 1998, he resigned from the Company when it was acquired by Axonyx, Inc. which is currently trading on the NASDAQ National Market. From 1996 through 1999 he was President and Chairman of the Board of Boppers Holdings, Inc., a Nevada Corporation real estate business; he resigned from the Company when it was acquired by e-Smart Technologies, Inc. which is currently listed on the Pink Sheets. In August, 1998, Mr. Jesky founded Barrington Laboratories, Inc., he resigned from the Company when it was acquired by ModernGroove Entertainment, in January, 2001 and subsequently acquired by Immediatek, Inc. Immediatek is currently traded on the OTC-BB. From February, 2000 to March, 2007, he has
held the position as President/Director of Eaton Laboratories, Inc.   On
March 30, 3007, Eaton Laboratories was purchased by Hydrogen Hybrid Technologies and is currently traded on the OTC-BB under the stock symbol HYHY. From August 14, 2006 (inception) to present, he has held the position as President/Director of IVPSA Corporation. IVPSA Corporation was a subsidiary of Eaton Laboratories.

Education and Associations
--------------------------

Bachelor of Arts Degree in Marketing and Retailing from Bradley University, Peoria, IL, Graduated, May, 1969. Universidad Nacional Autonoma de Mexico, Mexico City, Mexico, Licenciado en Derecho, 1970. Associations: Foro Profecional de Abogados de Saltillo, A.C., Coahuila, Mexico; Colegio de Abogados de Laguna, A. C., Coahuila, Mexico.


EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE


SUMMARY COMPENSATION TABLES
                         ----------------------------------------------------
                                        Annual Compensation
                         ----------------------------------------------------
     Name and                                             Other Annual
Principal Position     Year    Salary ($)     Bonus ($)   Compensation ($)
-----------------------------------------------------------------------------
T J Jesky              2007     -0-            -0-           -0-
-----------------------------------------------------------------------------

Long Term Compensation Table


                       ------------------------------------------------------
                                        Long Term Compensation
                       ------------------------------------------------------
                                    Awards             Payouts
                       ------------------------------------------------------
                        Restricted  Stock Securities      LTIP      All Other
Name and Principal      Award(s)($) Underlying Options/   Payouts   Compensation
     Position     Year              SARs(#)               ($)       ($)
-----------------------------------------------------------------------------
T J Jesky          2007    -0-           -0-                -0-       -0-


The Company currently does not have employment agreements with its executive officer.

Compensation of Directors
-------------------------

Non-executive directors will receive no reimbursement for attending Board Meetings with the exception of reimbursed for their reasonable out-of-pocket expenses incurred in connection with attending the meetings of the Board of Directors. Non-Executive directors are eligible to receive options under the Company's Stock Incentive Plan. No director receives any fee, salary or commission for service as a director. In addition, no such arrangement is contemplated for the foreseeable future.


MARKET FOR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS.

Market Information

EZJR Common Stock, $0.001 par value, is not traded on any market medium.



ITEM 5.01  Changes in Control of Registrant

(a) Pursuant to Rule 12g-3(g) of the General Rules and Regulations of the Securities and Exchange Commission, IVP is the successor issuer to EZJR for reporting purposes under the Securities Exchange Act of 1934, as amended (the "Act"). The purpose of this transaction was for IVP to succeed to the registration status of EZJR under the Exchange Act pursuant to Rule 12g-3. EZJR, a reporting company was not engaged in any business. It was incorporated for the purpose of becoming a fully reporting company and subsequently finding a merger candidate. IVP's director and officer became the director and officer of the Surviving Corporation. The sole director and officer of EZJR resigned. Pursuant to the Acquisition Agreement and Plan of Merger the Articles and By-laws of EZJR become the Articles and By-Laws of the Surviving Corporation.

(b) The following table sets forth information concerning stock ownership as of July 25, 2008 for (i) each director, (ii) each executive officer, (iii) the directors and officers of the Company as a group, (iv) and each person known by the Company to own beneficially more than five percent (5%) of the Common Stock of the Company. Unless otherwise indicated, the owners have sole voting and investment power with respect to their respective shares.


                                                     Amount
Title     Name and Address                           of shares      Percent
of        of Beneficial                              held by          of
Class     Owner of Shares         Position           Owner          Class(1)
----------------------------------------------------------------------------
Common     T J Jesky (2)          Pres./Director     4,000,000       36.7%
Common     Mark DeStefano (3)     Shareholder        3,500,000       32.2%
---------------------------------------------------------------------------
All Executive Officers, Directors
as a Group  (1 person)                               4,000,000       36.7%

(1) The percentages listed in the Percent of Class column are based upon 10,873,750 issued and outstanding shares of Common Stock.
(2)  T J Jesky, 2235 E. Flamingo, Suite 114, Las Vegas, NV 89119.
(3)  Mark DeStefano, 500 N. Rainbow, Suite 300, Las Vegas, NV  89107.



ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On July 25, 2008, EZJR accepted the resignation of Edward Zimmerman, Jr. as Officer and Director and T J Jesky became the Director of the Registrant.

Pursuant to the merger, the Officer and Director of IVP, the successor corporation, will remain the same. (See Exhibit 2.1 "Merger Agreement".)


Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in
Fiscal Year

EZJR and IVP filed Articles of Merger with the Nevada Secretary of State. Pursuant to the Acquisition Agreement and Plan of Merger, IVP acquired all the outstanding shares of common stock of EZJR from its sole stockholder, whereby IVP became the surviving corporation, and EZJR remained as the corporate name. The Acquisition Agreement and Plan of Merger required that EZJR and IVP file Articles of Merger with the Nevada Secretary of State. See Exhibit 3.3, Articles of Merger, incorporated herein by reference.

The Registrant changed its year-end from December 31 to June 30. The change was necessary since IVPSA Corporation purchased EZJR, Inc., and IVPSA Corporation financials were based on a June 30 year-end.

Item 5.06   Change in Shell Company Status

We ceased to be shell company on July 25, 2008, as described in Item 2.01 of this Current Report on Form 8-K, which is incorporated herein by reference.


ITEM 8.01  Other Events

Successor Issuer

Pursuant to Rule 12g-3(g) of the General Rules and Regulations of the Securities and Exchange Commission, the IVP is the successor issuer to EZJR for reporting purposes under the Securities Exchange Act of 1934. IVP intends to file an annual report as required under Rule 12g-3(g).


Item 9.01 Financial Statements and Exhibits.

(a)      Financial Statements of business acquired.

The required financial statements of IVPSA Corporation for the periods specified in Rule 3-05(b) of Regulation S-X are included herein. This Current Report includes the audited consolidated financial statements of IVPSA Corporation for the years ended June 30, 2008 and June 30, 2008.

(b)      Pro Forma Financial Information.

The required Pro Forma financial statements of IVPSA Corporation for June 30, 2008 are included herein. This Current Report on Form 8-K includes the unaudited pro forma consolidated financial information of EZJR and IVPSA Corporation.

(c)    Exhibits:

2.1* Acquisition Agreement and Plan of Merger between EZJR, Inc. and IVPSA Corporation dated July 25, 2008.

3.3** Articles of Merger between EZJR, Inc. and IVPSA Corporation dated July 25, 2008.

10.1* Exclusive Option Agreement between IVPSA Corporation and the Cleveland Clinic, dated March 15, 2007.

10.2* Extension of Exclusive Option Agreement between IVPSA Corporation and the Cleveland Clinic, dated April 14, 2008.

99.2 Audited Financials for IVPSA Corporation for the year ended June 30, 2008 and June 30, 2007.

99.3   Pro forma Unaudited Financials EZJR, Inc. and IVPSA Corporation.
------------------------------------------------------------------------------
* Previously filed on Form 8-K on July 28, 2008 and incorporated herein by reference.

** Previously filed on Form 10-K on September 25, 2008 and incorporated herein by reference.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 EZJR, Inc.
                                              -----------------
                                                Registrant

Date: September 30, 2008                    By  /s/ T J Jesky
      ------------------                    ----------------------
                                                    T J Jesky
                                                    President